DEBT	9 Months Ended
Sep. 30, 2024
Debt Disclosure [Abstract]
DEBT	DEBT
Revolving Credit Facility
In September 2024, the Company entered into an unsecured revolving credit agreement (the “Credit Agreement”), by and between the Company, as borrower, and SRT Finance LLC, as agent and lender. SRT Finance LLC is indirectly owned by Leonard M. Tannenbaum, Executive Chairman of the Company’s Board of Directors and one of the Company’s officers, and Robyn Tannenbaum, President of the Company, along with their family members and associated family trusts. The Credit Agreement provides for an unsecured revolving credit facility (the “SRT Revolving Credit Facility”) with a $50.0 million commitment, which may be borrowed, repaid and redrawn, subject to a draw fee and the other conditions provided in the Credit Agreement. Interest is payable on the SRT Revolving Credit Facility at 1-month SOFR (subject to a 3.0% floor) plus a margin of 2.75% (7.60% at September 30, 2024), with a maturity date of December 31, 2025. The Company did not incur any fees or costs related to the origination of the SRT Revolving Credit Facility, and the SRT Revolving Credit Facility does not have any unused fees. As of September 30, 2024, the Company drew on the full amount of the Revolving Credit Facility, resulting in $50.0 million in outstanding borrowings and zero available for borrowing. Interest expense incurred for the three and nine months ended September 30, 2024 was approximately $43.2 thousand. The borrowings were subsequently repaid on October 1, 2024. The SRT Revolving Credit Facility was terminated on November 6, 2024.